                                                                       Exhibit 6

PROSPECTUS
February 28, 2002


[GRAPHIC]

GALAXY EQUITY FUNDS

THE GALAXY FUND

GALAXY ASSET ALLOCATION FUND

GALAXY EQUITY INCOME FUND

GALAXY GROWTH AND INCOME FUND

GALAXY STRATEGIC EQUITY FUND

GALAXY EQUITY VALUE FUND

GALAXY EQUITY GROWTH FUND

GALAXY GROWTH FUND II

GALAXY INTERNATIONAL EQUITY FUND

GALAXY PAN ASIA FUND

GALAXY SMALL CAP VALUE FUND

GALAXY SMALL COMPANY EQUITY FUND

GALAXY LARGE CAP VALUE FUND

GALAXY LARGE CAP GROWTH FUND

TRUST SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[LOGO] Galaxy Funds

CONTENTS



1  RISK/RETURN SUMMARY

1  Introduction

2  Galaxy Asset Allocation Fund
7  Galaxy Equity Income Fund
11 Galaxy Growth and Income Fund
15 Galaxy Strategic Equity Fund
19 Galaxy Equity Value Fund
23 Galaxy Equity Growth Fund
27 Galaxy Growth Fund II
32 Galaxy International Equity Fund
37 Galaxy Pan Asia Fund
42 Galaxy Small Cap Value Fund
46 Galaxy Small Company Equity Fund
50 Galaxy Large Cap Value Fund
54 Galaxy Large Cap Growth Fund
58 Additional information about risk
59 Investor guidelines

60 FUND MANAGEMENT

62 HOW TO INVEST IN THE FUNDS

62 Buying and selling shares
62   HOW TO BUY SHARES
63   HOW TO SELL SHARES
63   OTHER TRANSACTION POLICIES

64 DIVIDENDS, DISTRIBUTIONS AND TAXES

66 FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

INTRODUCTION



THIS PROSPECTUS describes the Galaxy Equity Funds. Each Fund invests primarily or to a significant degree in equity securities, such as common stock, preferred stock and securities that are convertible into common stock.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-    the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?
Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you.

Equity funds are generally best suited to investors seeking growth of their investment over time and who are prepared to accept the risks associated with equity securities. Equity funds have the potential for higher returns than other funds, such as bond funds or money market funds, but also carry more risk.

Different equity funds have different levels of risk. They have varying objectives and investment styles, and some are considered more aggressive than others. Generally, a fund's objective and the types of investments it makes can help you gauge its level of risk. On page 59, you'll find a table that gives a general overview of the risk spectrum of the Galaxy Equity Funds.

THE FUNDS' INVESTMENT ADVISER
Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

GALAXY ASSET ALLOCATION FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the Fund's assets.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund aims to provide income that is higher than the average income provided by stocks included in popular stock market indices. The Adviser interprets "popular stock market indices" to mean the Dow Jones Industrial Average of 30 major companies and the Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500). Due to the Fund's expenses, however, net income paid to you may be less than the average income provided by these indices. The Fund also seeks long-term growth in the value of its assets. The Adviser attempts to achieve these goals and reduce risk by allocating the Fund's assets among short-term debt securities, common stocks, preferred stocks and bonds.

The Fund seeks a mix of stocks and bonds that will produce both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

Debt securities purchased by the Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

In selecting portfolio securities for the Fund, the Adviser's investment policy committee develops an economic outlook and sets guidelines for the industries and sectors in which the Fund should invest. In selecting equity securities, the Adviser favors stocks with long-term growth potential that are expected to outperform their peers over time. The Adviser also forecasts the direction and degree of change in long-term interest rates to help in the selection of fixed income securities.

The Fund will sell a security when, as a result of changes in the economy, the Adviser determines it is appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of a deterioration in the performance of the security or in the


[SIDEBAR]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

financial condition of the issuer of the security.

The Fund may trade its investments frequently in trying to achieve its investment goal.


THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests a significant amount of its assets in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The value of fixed income investments such as bonds are affected by movements in interest rates. Bond prices tend to fall when interest rates rise and to rise when interest rates fall.
- CREDIT RISK - The value of fixed income investments also depends on the ability of an issuer to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain fixed income investments held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- PORTFOLIO COMPOSITION - The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.
- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]


           1992          6.58%
           1993          8.08%
           1994         -2.29%
           1995         30.54%
           1996         15.36%
           1997         19.86%
           1998         17.89%
           1999          7.41%
           2000          2.08%
           2001         -8.12%


BEST QUARTER
11.74% for the quarter ending December 31, 1998

WORST QUARTER
-8.14% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            SINCE
                               1 YEAR       5 YEARS      10 YEARS       INCEPTION
--------------------------------------------------------------------------------------------
Trust Shares
Before Taxes                   -8.12%         7.32%         9.20%          9.20% (12/30/91)
--------------------------------------------------------------------------------------------
Trust Shares After Taxes
on Distributions               -8.83%         5.61%         7.71%          7.71% (12/30/91)
--------------------------------------------------------------------------------------------
Trust Shares After Taxes
on Distributions and
Sale of Fund Shares            -4.95%         5.41%         7.12%          7.12% (12/30/91)
--------------------------------------------------------------------------------------------
S&P 500
(reflects no deduction for
fees, expenses or taxes)      -11.88%        10.70%        12.93%         12.93% (since 12/31/91)
--------------------------------------------------------------------------------------------
DJIA
(reflects no deduction for
fees, expenses or taxes)       -7.10%         9.22%        12.20%         12.20% (since 12/31/91)
--------------------------------------------------------------------------------------------

[SIDEBAR]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
-------------------------------------------------------------------------------------------
Trust Shares                     0.75%(1)        None             0.36%          1.11%(1)

(1)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.74%. Total Fund operating expenses after this waiver are expected to be 1.10%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                    1 YEAR      3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------
Trust Shares          $113         $353        $612       $1,352

[SIDEBAR]

PORTFOLIO MANAGERS

The Fund's portfolio managers are Donald Jones, a Vice President of the Adviser, and David Lindsay, CFA, a Senior Vice President of the Adviser. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. He has been with the Adviser and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with the Adviser and its predecessors since 1986.

GALAXY EQUITY INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks current income and capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 75% of its total assets in a diversified portfolio of income-producing (dividend-paying) equity securities, primarily common stocks. The Adviser looks for investments that offer dividends, prospects for dividend growth and capital appreciation. However, the Fund's portfolio may include securities that offer only growth potential or only income potential.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

[CHART]

           1992          7.43%
           1993          8.05%
           1994          0.88%
           1995         33.73%
           1996         17.06%
           1997         26.01%
           1998         16.10%
           1999          4.84%
           2000          6.42%
           2001         -7.63%

BEST QUARTER
13.37% for the quarter ending June 30, 1997

WORST QUARTER -8.31% for the quarter ending September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                            SINCE
                              1 YEAR        5 YEARS      10 YEARS       INCEPTION
--------------------------------------------------------------------------------------------------
Trust Shares
Before Taxes                  -7.63%          8.56%        10.70%          11.65% (12/14/90)
--------------------------------------------------------------------------------------------------
Trust Shares After Taxes
on Distributions              -8.98%          5.57%         8.19%           9.20% (12/14/90)
--------------------------------------------------------------------------------------------------
Trust Shares After Taxes
on Distributions and
Sale of Fund Shares           -3.92%          6.54%         8.28%           9.16% (12/14/90)
--------------------------------------------------------------------------------------------------
S&P 500
(reflects no deduction for
fees, expenses or taxes)     -11.88%         10.70%        12.93%          14.58% (since 11/30/90)
--------------------------------------------------------------------------------------------------

[SIDEBAR]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
----------------------------------------------------------------------------------------
Trust Shares                      0.75%             None           0.17%           0.92%

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR      3 YEARS    5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
Trust Shares                                   $94         $293       $509        $1,131


[SIDEBAR]

PORTFOLIO MANAGER

The Fund's portfolio manager is J. Edward Klisiewicz, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz has been the Fund's portfolio manager since it began operations in 1990. He has been with the Adviser and its predecessors since 1970.

                          GALAXY GROWTH AND INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in the common stocks of U.S. companies with large market capitalizations (generally over $2 billion) that the Adviser believes offer above-average growth and dividends. The Adviser focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company. The Adviser also seeks a current yield greater than that of the S&P 500, although not all Fund investments will pay dividends.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on December 14, 1992 as a separate portfolio
(the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, of the Fund. The returns for periods prior to December 4, 1995 are for Trust Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

1993          9.56%
1994          5.12%
1995         29.67%
1996         20.20%
1997         29.66%
1998         15.96%
1999          7.09%
2000          3.95%
2001         -5.56%

[SIDENOTE]

BEST QUARTER
20.76% for the quarter ending December 31, 1998

WORST QUARTER
-13.65% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     SINCE
                                           1 YEAR     5 YEARS    INCEPTION
                                           ------     -------    ---------
Trust Shares Before Taxes                   -5.56%     9.59%         12.35% (12/14/92)

Trust Shares After Taxes
on Distributions                            -6.29%     7.41%          9.84% (12/14/92)

Trust Shares After Taxes
on Distributions and Sale of
Fund Shares                                 -2.83%     7.45%          9.48% (12/14/92)

S&P 500
(reflects no deduction for fees,
expenses or taxes)                         -11.88%    10.70%         13.56% (since 11/30/92)

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER      OPERATING
                                   FEES     (12b-1) FEES        EXPENSES       EXPENSES
                            -----------     ------------        --------      ----------
Trust Shares                     0.75%(1)           None           0.22%         0.97%(1)

(1)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.73%. Total Fund operating expenses after this waiver are expected to be 0.95%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                            ------      -------     -------     --------
Trust Shares                                   $99         $309        $536       $1,190

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Gregory M. Miller, a Vice President of the Adviser. He's been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined the Adviser in 1985.

GALAXY STRATEGIC EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in U.S. equity securities, primarily common stock and securities that can be converted into common stock. The Fund's "Value Driven Growth" investment process emphasizes securities believed to have the potential for the best one- to two-year returns. These securities are generally selected from a universe of large and medium-sized companies representative of the S&P 500, although the universe of stocks monitored by the Adviser is not limited to stocks of companies included in the S&P 500. The Fund may invest up to 20% of its total assets in foreign equity securities.

In selecting individual stocks, the Adviser looks at the current price, projected earnings growth, and historical valuations to derive an estimate of return potential. The Fund may give emphasis to growth stocks, value stocks or particular industries, depending upon the Adviser's assessment of a stock's return potential relative to its price in the broader market.

The Fund will sell a portfolio security when, as a result of a decline in the security's return potential relative to that of other securities, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

[SIDENOTE]

VALUE STOCKS AND GROWTH STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios. Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

1999          0.42%
2000         22.74%
2001          8.63%

[SIDENOTE]

BEST QUARTER
11.69% for the quarter ending June 30, 1999

WORST QUARTER
-14.44% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     SINCE
                                                       1 YEAR    INCEPTION
                                                      -------    ---------
Trust Shares Before Taxes                               8.63%         8.79% (3/4/98)

Trust Shares After Taxes
on Distributions                                        7.47%         6.69% (3/4/98)

Trust Shares After Taxes
on Distributions and Sale
of Fund Shares                                          5.81%         6.12% (3/4/98)

S&P 500
(reflects no deduction for fees,
expenses or taxes)                                    -11.88%         3.72% (since 2/28/98)

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION         OTHER         OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                             ----------     ------------        --------      ----------
Trust Shares                      0.75%             None           0.21%           0.96%

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR       3 YEARS     5 YEARS    10 YEARS
                                            ------       -------     -------    --------
Trust Shares                                   $98          $306        $531      $1,178

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Scott L. Davis, CFA, a Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Davis has been with the Adviser and its predecessors since 1985 and has been the Fund's portfolio manager since November 1, 2001.

GALAXY EQUITY VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 75% of its total assets in equity securities, mainly common stocks, that the Adviser believes are undervalued. The Fund invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The Adviser uses proprietary computer models to compare share price and company value, both compared to the market and over time. This helps the Adviser to identify out-of-favor, undervalued securities (often called value stocks) which may subsequently increase in value. These models focus on fundamental aspects such as earnings and dividend growth, reinvestment of returns and the ability of companies to finance their own growth. The models also take into account factors such as how easily the stocks may be traded. The Adviser then reviews the results and looks for risks that may account for a stock's low price. It evaluates factors the computer models can't measure, such as the quality of a company's management and the impact of technological change. Stocks which pass all tests are eligible to be included in the Fund's portfolio. Fund holdings are frequently reviewed and are sold automatically when the computer models show they are overvalued.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]

VALUE STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

1992          8.21%
1993         14.75%
1994          3.56%
1995         28.45%
1996         21.61%
1997         28.08%
1998         24.15%
1999          7.08%
2000         -2.90%
2001          5.34%

[SIDENOTE]

BEST QUARTER
27.21% for the quarter ending December 31, 1998

WORST QUARTER
-16.29% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                           SINCE
                                     1 YEAR    5 YEARS     10 YEARS     INCEPTION
                                    -------    -------     --------     ---------
Trust Shares Before Taxes             5.34%     11.74%       13.34%        12.97%  (9/1/88)

Trust Shares After Taxes
on Distributions                      4.82%      8.62%       10.26%        10.08%  (9/1/88)

Trust Shares After Taxes
on Distributions and Sale
of Fund Shares                        3.74%      8.85%       10.09%         9.89%  (9/1/88)

S&P 500
(reflects no deduction for fees,
expenses or taxes)                  -11.88%     10.70%       12.93%        14.42%  (since 8/31/88)

Lipper Multi-Cap Value
Funds Average
(reflects no deduction for fees,
expenses or taxes)                    1.30%      9.73%       12.31%        12.59%  (since 8/31/88)

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[SIDENOTE]

The Lipper Multi-Cap Value Funds Average measures the performance of a select group of mutual funds with investment objectives similar to that of the Fund.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                             TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                             ----------     ------------        --------     -----------
Trust Shares                      0.75%             None           0.25%           1.00%

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                            ------      -------     -------     --------
Trust Shares                                  $102         $318        $552       $1,225

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is G. Jay Evans, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been the Fund's portfolio manager since 1993. He has been with the Adviser and its predecessors since 1978.

GALAXY EQUITY GROWTH FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 75% of its total assets in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

The Fund invests mainly in companies which the Adviser believes will have faster earnings growth than the economy in general. The Adviser looks for large-capitalization companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The Adviser seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

[SIDENOTE]

GROWTH STOCKS
Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

1992          6.11%
1993          5.37%
1994          0.72%
1995         34.29%
1996         20.95%
1997         30.97%
1998         26.15%
1999         26.55%
2000         -1.26%
2001        -18.60%

[SIDENOTE]

BEST QUARTER
24.20% for the quarter ending December 31, 1998

WORST QUARTER
-17.17% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001 as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     SINCE
                                   1 YEAR     5 YEARS    10 YEARS   INCEPTION
                                  -------     -------    --------   ---------
Trust Shares
Before Taxes                       -18.60%     10.94%      11.88%      13.41%  (12/14/90)

Trust Shares After Taxes
on Distributions                   -18.60%      8.93%      10.32%      11.93%  (12/14/90)

Trust Shares After Taxes
on Distributions and Sale
of Fund Shares                     -11.33%      8.85%       9.78%      11.26%  (12/14/90)

S&P 500
(reflects no deduction for fees,
expenses or taxes)                 -11.88%     10.70%      12.93%      14.58%  (since 11/30/90)

[SIDENOTE]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                             ----------     ------------        --------      ----------

Trust Shares                    0.75%(1)            None           0.19%         0.94%(1)

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.71%. Total Fund operating expenses after this waiver are expected to be 0.90%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                            ------      -------     -------     --------
Trust Shares                                   $96         $300        $520       $1,155

[SIDENOTE]

PORTFOLIO MANAGER

The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since it began operations in 1990.

GALAXY GROWTH FUND II

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide investors with capital appreciation. Dividend income, if any, is incidental to capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests primarily in the common stock (including depositary receipts) of U.S. and foreign companies which the Adviser believes have above-average growth potential. The Fund normally invests 80% to 90% or more of its total assets in these securities, although the Fund may invest up to 35% of its total assets in other securities, such as convertible and non-convertible debt securities, preferred stock, warrants and money market instruments.

The Fund principally invests in U.S. companies with market capitalizations of at least $250 million, although the Fund also may invest in companies with smaller capitalizations. The Fund may invest up to 25% of its total assets in the securities of foreign companies, including companies in developing countries. While some of the Fund's investments may pay dividends, current income is not a consideration when selecting investments.

In selecting securities for the Fund, the Adviser uses a "bottom-up" approach. It looks for companies that it believes are in dynamic high-growth sectors of the world economy and that are thought to have dominant or strong competitive positions within their sectors. The Adviser also looks for companies thought to have quality management and that are expected to have strong earnings growth potential.

The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies (generally, those with market capitalizations below $1.5 billion) tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- HEDGING - The Fund may engage in foreign currency transactions to hedge against the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on March 28, 1996 as the Boston 1784 Growth Fund, a separate portfolio (the Predecessor Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. The returns shown below for the periods prior to June 26, 2000 are for the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares of the Fund (including the Predecessor Fund for the period prior to June 26, 2000) has varied from year to year.

1997         13.92%
1998          1.36%
1999         70.42%
2000          0.15%
2001        -14.70%

BEST QUARTER
53.66% for the quarter ending December 31, 1999

WORST QUARTER
-24.28% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (including the Predecessor Fund for the period prior to June 26, 2000) for the periods ended December 31, 2001, as compared to broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    SINCE
                                       1 YEAR        5 YEARS    INCEPTION
                                       -------       -------    ---------
Trust Shares
Before Taxes                           -14.70%        10.95%        12.53%  (3/28/96)

Trust Shares After Taxes
on Distributions                       -14.70%         7.65%         9.59%  (3/28/96)

Trust Shares After Taxes
on Distributions and Sale
of Fund Shares                          -8.95%         8.60%        10.06%  (3/28/96)

Russell 2000 Index
(reflects no deduction for fees,
expenses or taxes)                       2.49%         7.52%         8.43%  (since 3/31/96)

Russell Midcap Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                     -20.15%         9.02%         9.66%  (since 3/31/96)

(1) The Fund has changed its benchmark index to the Russell Midcap Growth Index because this Index includes companies that more closely represent the composition of the Fund's investment portfolio than the Russell 2000 Index.

[SIDENOTE]

The Russell 2000 Index is an unmanaged index which tracks the performance of the 2000 smallest of the 3000 largest U.S. companies, based on market capitalization.

The Russell Midcap Growth Index is an unmanaged index which tracks the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest of the 1000 largest U.S. companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                             ----------     ------------        --------      ----------
Trust Shares                      0.75%             None           0.25%           1.00%

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                            ------      -------     -------     --------
Trust Shares                                  $102         $318        $552       $1,225

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since October 18, 2001.

GALAXY INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 75% of its total assets in the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.

The Sub-Adviser's investment process begins with a fundamental analysis of companies, including both bottom-up and top-down factors. Bottom-up analysis includes a thorough understanding of a company's prospects as reflected in its operating cash flow, including industry cycle, capital requirements, growth opportunities and financial structure. Top-down factors are incorporated into the Sub-Adviser's analysis of a company. For example, the Sub-Adviser considers how interest rates and currency may impact prospective cash flow and earnings. Country and market risks, both of which are critically important, are embodied in interest rates, which are the basis for risk-adjusting the Sub-Adviser's return expectations for individual companies. In this way, the Sub-Adviser arrives at a risk-adjusted return potential for each company analyzed, which then gives the Sub-Adviser the basis for comparing investment opportunities across developed and emerging markets.

The Fund will sell a security if it has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

[SIDENOTE]
SUB-ADVISER
The Adviser has appointed Oechsle International Advisors, LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

- HEDGING - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

- SELECTION OF INVESTMENTS - The Adviser and Sub-Adviser evaluate the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

[SIDENOTE]
DERIVATIVES
A derivative is an investment whose value is based on or DERIVED from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year

           1992         -2.29%
           1993         31.62%
           1994         -2.39%
           1995         11.74%
           1996         10.74%
           1997         14.09%
           1998         21.99%
           1999         41.89%
           2000        -19.91%
           2001        -26.90%

[SIDENOTE]
BEST QUARTER
24.53% for the quarter ending December 31, 1999

WORST QUARTER
-18.34% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001 as compared to broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    SINCE
                                 1 YEAR    5 YEARS    10 YEARS  INCEPTION
Trust Shares
Before Taxes                    -26.90%      2.95%       6.03%      6.03%   (12/30/91)

Trust Shares After Taxes
on Distributions                -27.50%      1.39%       4.82%      4.82%   (12/30/91)

Trust Shares After Taxes
on Distributions and
Sale of Fund Shares             -16.39%      2.31%       4.80%      4.80%   (12/30/91)

MSCI EAFE Index
(reflects no deduction
for fees, expenses or taxes)    -21.44%      0.89%       4.46%      4.46%   (since 12/31/91)

MSCI All Country World
ex U.S. Index(1)
(reflects no deduction
for fees, expenses or taxes)    -19.50%      0.89%       4.61%      4.61%   (since 12/31/91)

(1) The Fund has changed its benchmark index to the MSCI All Country World ex U.S. Index because this Index includes companies that better represent the composition of the Fund's portfolio than the MSCI EAFE Index.

[SIDENOTE]
The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

The Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index is an unmanaged index of global stock performance which includes developed and emerging markets but excludes the United States.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
Trust Shares                   0.88%(1)             None           0.28%        1.16%(1)

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.63%. Total Fund operating expenses after this waiver are expected to be 0.91%. This fee waiver may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
Trust Shares                                  $118         $368        $638       $1,409

[SIDENOTE]
PORTFOLIO MANAGERS
The Fund's portfolio managers are Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA. They're primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with the Sub-Adviser. He has been associated with the Sub-Adviser and its predecessor since 1986. Ms. Harris has been a portfolio manager at the Sub-Adviser and its predecessor since January 1995. She was previously portfolio manager and investment director for the State of Wisconsin Investment Board. Mr. Keesler and Ms. Harris have co-managed the Fund since August 1996.

GALAXY PAN ASIA FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in the common stocks of companies located in or whose principal activities are in Asia and the Pacific Basin. These countries may include Hong Kong, India, Indonesia, Japan, Malaysia, the People's Republic of China, the Philippines, Republic of Korea, Singapore, Taiwan and Thailand. In determining where a company's principal activities are located, the Adviser will consider its country of organization, the principal trading market for its stocks, the source of its revenues and the location of its assets. The Fund emphasizes investments in the developed countries of the region (i.e., Hong Kong, Japan, and Singapore). However, it may also invest in companies located in emerging markets. The Fund will invest mainly in large- and medium-sized companies, although it may invest in companies of any size. The Fund may invest 25% or more of its assets in the securities of companies located in one country, and currently intends to invest at least 50% of its assets in securities of companies located in Japan. The Fund may use derivatives for both hedging and speculative purposes.

The Sub-Adviser determines how much to invest in each country by looking at factors such as prospects for economic growth, expected inflation levels, government policies and the range of available investment opportunities. The Sub-Adviser uses a rigorous bottom-up approach, recognizing that individual companies can do well even in an industry or economy that is not performing well. The Sub-Adviser emphasizes intensive research and stockpicking as the means to identify undervalued stocks in the Asian markets. The investment process is based on a disciplined and systematic approach to identifying under-priced securities. Fundamental parameters that are value- and/or growth-oriented are used to screen the stock universe to identify companies that are likely to outperform. Regular company visits are an intrinsic part of the process. Top-down macro analysis (i.e., the process of looking at economic and political trends in the region and then selecting countries and industries that should benefit from those trends) and market valuation are used to support asset allocation decisions. Quantitative tools are used to help identify and manage exposure to different risk factors.

The Fund will sell a security if, as a result of changes in the economy of a particular country or the Asian and Pacific Basin region in general, the Sub-Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the company that issued the security.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK.

[SIDENOTE]
SUB-ADVISER
The Adviser has appointed UOB Global Capital LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- REGIONAL RISK - Because the Fund invests primarily in the stocks of companies located in Asia and the Pacific Basin, the Fund is particularly susceptible to events in that region. Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified.

- COUNTRY RISK - When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country. In particular, you should know that the Japanese economy faces several concerns, including: a financial system with a significant amount of nonperforming loans; high debt on corporate balance sheets; a structurally changing labor market, under which the traditional concept of lifetime employment is at odds with the increasing need for labor mobility; and changing corporate governance models. Japan is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures.

- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

- SMALL COMPANIES RISK - Small companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- DERIVATIVES - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments or to seek to increase total return. There's no guarantee the use of derivatives for hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. To the extent that a derivative is not used as a hedge, losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows the performance of Trust Shares during the last calendar year.

           2001        -19.10%

[SIDENOTE]
BEST QUARTER
9.94% for the quarter ending December 31, 2001

WORST QUARTER
-16.58% for the quarter ending September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 2001, as compared to broad-based market indices and a composite index calculated by the Fund's administrator. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     SINCE
                                                      1 YEAR     INCEPTION
Trust Shares Before Taxes                           -19.10%         -24.02% (9/1/00)

Trust Shares After Taxes
on Distributions                                     -19.10%        -24.27% (9/1/00)

Trust Shares After Taxes
on Distributions and Sale
of Fund Shares                                       -11.63%        -19.13% (9/1/00)

MSCI Japan Index
(reflects no deduction for fees,
expenses or taxes)                                   -29.40%        -34.50% (since 8/31/00)

MSCI All Country Far East Free
ex Japan Index
(reflects no deduction
for fees, expenses or taxes)                          -2.08%        -18.84% (since 8/31/00)

Composite Index
(reflects no deduction for fees,
expenses or taxes)                                   -15.74%        -26.67% (since 8/31/00)

[SIDENOTE]

The Morgan Stanley Capital International (MSCI) Japan Index is an unmanaged index generally representative of the stock market of Japan.

The Morgan Stanley Capital International (MSCI) All Country Far East Free ex Japan Index tracks emerging and developed markets, including China, Hong Kong, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand, but excluding Japan.

The Composite Index consists of a 50% weighting in the MSCI Japan Index and 50% weighting in the MSCI All Country Far East Free ex Japan Index, as calculated by the Fund's administrator.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
Trust Shares                   1.20%(1)             None        6.18%(1)        7.38%(1)

(1) The Adviser and the Fund's transfer agent have agreed to waive fees and reimburse expenses so that Total Fund operating expenses do not exceed 1.62%. These waivers and reimbursements may be revised or discontinued at any time.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
Trust Shares                                  $729       $2,136      $3,477       $6,559

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Janet Liem, who joined United Overseas Bank Group (UOB) in 1993 and who has been a portfolio manager with the Sub-Adviser since April 2000. Under the supervision of Daniel Chan, a member of the Sub-Adviser's Investment Committee, she is primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Liem, who also serves as Director and Head of Research of UOB Asset Management Ltd. (UOBAM), has over 15 years of investment experience. Mr. Chan has over 20 years investment experience. He currently serves as Chief Investment Officer and Managing Director of UOBAM. He has been with UOB since 1982 and the Sub-Adviser since its inception in 1998. He is responsible for all aspects of the investment process. He is also the current Chairperson of the Investment Management Association of Singapore.

GALAXY SMALL CAP VALUE FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests mainly in the common stocks of small companies that the Adviser believes are undervalued. Under normal market conditions, the Fund invests at least 65% of its total assets in the common stocks of companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.

In selecting portfolio securities for the Fund, the Adviser looks at the underlying strength of companies, their products, their competitive positions and the quality of their management. It also does research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries.

A portfolio security may be sold if the Adviser determines that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the company that issued the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, of the Fund. The returns shown below for the periods prior to December 4, 1995 are for Trust Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

           1993          7.83%
           1994          0.53%
           1995         31.78%
           1996         27.19%
           1997         31.67%
           1998         -5.22%
           1999         10.82%
           2000         17.17%
           2001         18.90%

[SIDENOTE]

BEST QUARTER
18.80% for the
quarter ending
September 30, 1997

WORST QUARTER
-15.84% for the
quarter ending
September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001 as compared to broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    SINCE
                                        1 YEAR      5 YEARS     INCEPTION
                                       --------    ---------   -----------
Trust Shares Before Taxes               18.90%       14.02%        15.33%   (12/14/92)

Trust Shares After Taxes
on Distributions                        16.41%       10.74%        12.28%   (12/14/92)

Trust Shares After Taxes
on Distributions
and Sale of Fund Shares                 13.03%       10.50%        11.78%   (12/14/92)

Russell 2000 Index
(reflects no deduction for fees,
expenses or taxes)                       2.49%        7.52%        11.08%   (since 11/30/92)

S&P SmallCap 600
(reflects no deduction for fees,
expenses or taxes)                       6.51%       10.65%        13.12%   (since 11/30/92)


[SIDENOTE]

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600) is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                            ------------   --------------      ----------   -------------
Trust Shares                      0.75%             None           0.17%           0.92%

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                           --------    ---------   ---------   ----------
Trust Shares                                   $94         $293        $509       $1,131

[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Peter Larson, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson has been with the Adviser and its predecessors since 1963 and has managed the Fund, including the Predecessor Fund, since it began operations in 1992.

GALAXY SMALL COMPANY EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.

In selecting investments for the Fund, the Adviser looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. The Adviser consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares has varied from year to year.

           1992          1.20%
           1993         22.75%
           1994          0.02%
           1995         39.67%
           1996         21.59%
           1997         14.64%
           1998        -10.66%
           1999         39.63%
           2000         -5.01%
           2001          0.22%

[SIDENOTE]
BEST QUARTER
44.22% for the quarter ending December 31, 1999
WORST QUARTER
-23.91% for the quarter ending September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       SINCE
                                 1 YEAR     5 YEARS    10 YEARS    INCEPTION
                                --------   ---------  ----------  -----------
Trust Shares
Before Taxes                      0.22%      6.37%       11.13%      11.13% (12/30/91)

Trust Shares After Taxes
on Distributions                  0.22%       5.08%       9.95%       9.95% (12/30/91)

Trust Shares After Taxes
on Distributions and
Sale of Fund Shares               0.13%       5.02%       9.20%       9.20% (12/30/91)

Russell 2000 Index
(reflects no deduction
for fees, expenses or taxes)      2.49%       7.52%      11.51%      11.51% (since 12/31/91)

[SIDENOTE]
The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                              TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                            ------------   --------------      ----------   -------------
Trust Shares                      0.75%             None           0.28%           1.03%

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                           --------    ---------   ---------   ----------
Trust Shares                                  $105         $328        $569       $1,259

[SIDENOTE]
PORTFOLIO MANAGER
The Fund's portfolio manager is Stephen D. Barbaro, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro has been the Fund's portfolio manager since it began operations in 1991. He has been with the Adviser and its predecessors since 1976.

GALAXY LARGE CAP VALUE FUND


THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks growth of both capital and income.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests in stocks which are undervalued by the market. These stocks are primarily dividend-paying common stocks of established U.S. companies with large stock market capitalizations (in excess of $5 billion).

In selecting portfolio securities for the Fund, the Adviser seeks to buy the stocks of companies that are fundamentally sound, but have a market price which the Adviser believes is less than the company's intrinsic value relative to its growth prospects. The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Fund normally invests in all major industry sectors represented in the S&P 500. The Adviser then conducts an analysis of the fundamental value characteristics (such as price/earnings ratios that are below a company's long-term earnings growth rate, price-to-book value and return on equity) of the companies within those sectors to identify stocks which represent "bargains" with the potential to appreciate in value in the near term.

The Adviser continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of the stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- LARGE CAP VALUE STOCKS - The Fund is subject to the risk that the large capitalization value stocks that it typically holds may underperform other segments of the equity market or the equity markets as a whole.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on April 1, 1992 as the Pillar Equity Value Fund, a separate portfolio (the Predecessor Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares - Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class I Shares of the Predecessor Fund exchanged their shares for Trust Shares of the Fund. The returns for periods prior to August 27, 2001 are for Class I Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

           1993          6.12%
           1994         -5.61%
           1995         36.71%
           1996         21.69%
           1997         25.71%
           1998         27.58%
           1999         14.12%
           2000         -2.94%
           2001        -16.48%

[SIDENOTE]
BEST QUARTER
22.58% for the quarter ended December 31, 1998

WORST QUARTER
-13.61% for the quarter ended September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                          SINCE
                                             1 YEAR       5 YEARS     INCEPTION
                                            --------     ---------   -----------
Trust Shares Before Taxes                   -16.48%          8.21%        10.58%  (4/1/92)

Trust Shares After Taxes
on Distributions                            -16.64%          6.12%         8.44%  (4/1/92)

Trust Shares After Taxes
on Distributions and
Sale of Fund Shares                         -10.04%          6.09%         8.07%  (4/1/92)

S&P 500
(reflects no deduction for fees,
expenses or taxes)                          -11.88%         10.70%        13.58%  (3/31/92)

[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                             TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                            ------------   --------------      ----------   -------------
Trust Shares                      0.75%             None           0.30%           1.05%

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                           --------    ---------   ---------   ----------
Trust Shares                                  $107         $334        $579       $1,283

[SIDENOTE]
PORTFOLIO MANAGER

The Fund's portfolio manager is Richard H. Caro. He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Caro, who has over 30 years of investment experience, has been a portfolio manager with the Adviser and its affiliated organizations since 1993. He has managed the Fund (including the Predecessor Fund) since July 2001.

GALAXY LARGE CAP GROWTH FUND

THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES
The Fund invests in a diversified portfolio of common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion) that demonstrate long-term earnings growth.

In selecting portfolio securities for the Fund, the Adviser seeks to buy companies that have consistently grown earnings above the S&P 500 earnings growth rate and are attractively priced relative to their growth prospects. The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Adviser then conducts an analysis of fundamental growth characteristics (such as return on equity, earnings growth and consistency, and price/earnings ratio) of the companies within those sectors to identify stocks which are likely to appreciate in value.

The Adviser continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.


THE MAIN RISKS OF INVESTING IN THE FUND
Because the Fund invests primarily in stocks, it is subject to MARKET RISK. Changes in the U.S. or foreign economies can cause the value of the stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- LARGE CAP GROWTH STOCKS - The Fund is subject to the risk that the large capitalization growth stocks that it typically holds may underperform other segments of the equity market or the equity markets as a whole.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED
The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past, both before and after taxes, doesn't necessarily show how it will perform in the future.

The Fund began operations on January 31, 1997 as the Pillar Equity Growth Fund, a separate portfolio (the Predecessor Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares - Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class I Shares of the Predecessor Fund exchanged their shares for Trust Shares of the Fund. The returns for periods prior to August 27, 2001 are for Class I Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS
The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

           1998         31.81%
           1999         49.62%
           2000        -11.86%
           2001        -24.34%

[SIDENOTE]
BEST QUARTER
15.54% for the quarter ended December 31, 2001

WORST QUARTER
-21.94% for the quarter ended September 30, 2001

AVERAGE ANNUAL TOTAL RETURNS
The table shows the Fund's average annual total returns for the periods ended December 31, 2001, as compared to a broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                          SINCE
                                                           1 YEAR     INCEPTION
                                                          --------   -----------
Trust Shares Before Taxes                                  -24.34%        8.37%   (1/31/97)

Trust Shares After Taxes
on Distributions                                           -24.34%        5.03%   (1/31/97)

Trust Shares After Taxes
on Distributions and
Sale of Fund Shares                                        -14.82%        5.95%   (1/31/97)

S&P 500
(reflects no deduction for fees,
expenses or taxes)                                         -11.88%        9.54%   (1/31/97)

[SIDENOTE]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND
The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                                                             TOTAL FUND
                             MANAGEMENT     DISTRIBUTION           OTHER       OPERATING
                                   FEES     (12b-1) FEES        EXPENSES        EXPENSES
                            ------------   --------------      ----------   -------------
Trust Shares                      0.75%             None           0.31%           1.06%

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown

- you reinvest all dividends and distributions in the Fund

- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                           --------    ---------   ---------   ----------
Trust Shares                                  $108         $337        $585       $1,294

[SIDENOTE]

PORTFOLIO MANAGER
The Fund's portfolio manager is Glen C. Corbitt, CFA, a Vice President of the Adviser. He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Corbitt has been associated with the Adviser and its affiliates since 1995 and prior thereto served as an accountant for Rockefeller Financial Services. He co-managed the Fund (including the Predecessor Fund) since April 1999 and, effective June 15, 2000, became the manager of the Fund.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Equity Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and, in the case of the International Equity and Pan Asia Funds, foreign money market instruments, debt securities of foreign national governments and their agencies, and the securities of U.S. issuers. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI), which is referred to on the back cover of this prospectus.

INVESTOR GUIDELINES

The following table gives you a general overview of the risk spectrum for the Galaxy Equity Funds. This is a guide only. It shows the Adviser's current assessment of the potential risk of the Funds relative to one another, but this can change over time. It should not be used to compare the Funds with other mutual funds or other types of investments. Consult your financial adviser to help you decide which Fund is right for you.

  RISK SPECTRUM         FUND                       PRIMARY INVESTMENTS
----------------------------------------------------------------------------------------------------
  CONSERVATIVE          Asset Allocation            - Common stocks and fixed income securities
                                                      of domestic companies

                        Equity Income               - Common stocks of domestic companies
                                                      selected primarily for their income potential

                        Growth and Income           - Common stocks of companies selected for
                                                      their growth and income potential

                        Strategic Equity            - Equity securities of large- and
                                                      medium-sized growth companies that exhibit
                                                      above-average return potential relative to
                                                      their market price

   MODERATE             Large Cap Value             - Common stocks of large-sized companies
                                                      believed to be undervalued

                        Equity Value                - Common stocks of large- and medium-sized
                                                      companies believed to be undervalued

                        Large Cap Growth            - Common stocks of large-sized growth-oriented
                                                      companies

                        Equity Growth               - Equity securities of growth-oriented
                                                      companies

                        Growth II                   - Equity securities of growth-oriented
                                                      companies

                        International Equity        - Equity securities of foreign companies

                        Pan Asia                    - Common stocks of companies located in Asia
                                                      and the Pacific Basin

   AGGRESSIVE           Small Cap Value             - Common stocks of smaller companies believed
                                                      to be undervalued

                        Small Company Equity        - Common stocks of smaller growth-oriented
                                                      companies
----------------------------------------------------------------------------------------------------

FUND MANAGEMENT

ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation (FleetBoston), was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2001, the Adviser managed over $166 billion in assets.

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

Prior to March 1, 2001, Summit Bank Investment Management Division, a division of Summit Bank (Summit Bank), served as the investment adviser to the Predecessor Funds of the Large Cap Value Fund and Large Cap Growth Fund. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On March 1, 2001, FleetBoston acquired Summit Bancorp and, thereafter, the Adviser succeeded Summit Bank as the investment adviser to the Predecessor Funds.

MANAGEMENT FEES

The management fees paid to the Adviser and/or Summit Bank by the Funds during the fiscal year or period ended October 31, 2001 are set forth below.

                                       MANAGEMENT FEE
FUND                     AS A % OF AVERAGE NET ASSETS
-----------------------------------------------------
Asset Allocation Fund                           0.75%

Equity Income Fund                              0.75%

Growth and Income Fund                          0.75%

Strategic Equity Fund                           0.55%

Equity Value Fund                               0.75%

Equity Growth Fund                              0.74%

Growth Fund II                                  0.63%

International Equity Fund                       0.63%

Pan Asia Fund                                      0%

Small Cap Value Fund                            0.75%

Small Company Equity Fund                       0.75%

Large Cap Value Fund                            0.67%

Large Cap Growth Fund                           0.67%
-----------------------------------------------------

During the fiscal year ended December 31, 2000, the Predecessor Funds of the Large Cap Value Fund and Large Cap Growth Fund paid management fees to Summit Bank at the annual rate of 0.67% and 0.68%, respectively.

SUB-ADVISERS

The Adviser has delegated some of its advisory responsibilities with respect to the International Equity Fund to Oechsle International Advisors, LLC (Oechsle) as sub-adviser. Oechsle determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on international investment and economic developments. The Adviser assists and consults with Oechsle as to the Fund's investment program, approves the list of foreign countries recommended by Oechsle for investment and manages the Fund's daily cash position. Oechsle's fees are paid by the Adviser.

Oechsle has its main office at One International Place, Boston, Massachusetts 02210. Oechsle is the successor to Oechsle International Advisors, L.P., an international investment firm founded in 1986. At December 31, 2001, Oechsle had discretionary management authority over approximately $14 billion in assets. The Adviser's parent company, FleetBoston, owns an interest in Oechsle.

The Adviser has delegated some of its advisory responsibilities with respect to the Pan Asia Fund to UOB Global Capital LLC (UOBGC) as sub-adviser. UOBGC determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on Asian investment and economic developments. The Adviser assists and consults with UOBGC as to the Fund's investment program, reviews sector and country allocations as determined by UOBGC for investment and manages the Fund's daily cash position. UOBGC's fees are paid by the Adviser.

UOBGC is located at 592 Fifth Avenue, Suite 602, New York, New York 10036. UOBGC has entered into an arrangement with its affiliate, UOB Asset Management Ltd. (UOBAM), pursuant to which UOBAM has agreed to provide appropriate resources, including investment, operations and compliance personnel, to UOBGC. UOBAM is located at UOB Plaza 2, 80 Raffles Place, #03-00, Singapore 048624. At December 31, 2001, together with its affiliates, UOBGC had discretionary management authority over approximately $2.3 billion in assets.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser and Sub-Advisers may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or a Sub-Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser and Sub-Advisers will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

SUB-ACCOUNT SERVICES

Affiliates of the Adviser and certain other parties may receive fees from Galaxy's transfer agent for providing certain sub-accounting and administrative services to participant sub-accounts with respect to Trust Shares of the Funds held by defined contribution plans. The transfer agency fees payable by Trust Shares of the Funds have been increased by an amount equal to these fees, so that the holders of Trust Shares indirectly bear these fees.

HOW TO INVEST IN THE FUNDS

BUYING AND SELLING SHARES

Trust Shares of the Funds are available for purchase by the following types of investors:

- Investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation.

- Participants in employer-sponsored defined contribution plans.

Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your financial institution can provide more information about which types of accounts are eligible.

You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that Galaxy's distributor, Galaxy's custodian and your institution or employer-sponsored plan are open for business.

The price at which you buy shares is the net asset value (NAV) per share next determined after your order is accepted. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day that the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). The New York Stock Exchange is generally open for trading every Monday through Friday, except national holidays.

If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the NAV per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

HOW TO BUY SHARES

You can buy Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The financial institution or employer-sponsored plan holds the shares in your name and receives all confirmations of purchases and sales.

Clients, members and employees of Oechsle also may buy Trust Shares of the International Equity Fund and clients, members and employees of UOBGC also may buy Trust Shares of the Pan Asia Fund by contacting Galaxy's distributor at 1-877-289-4252.

[SIDEBAR]

NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share (NAV). It's the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

INVESTMENT MINIMUMS

Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares, but financial institutions and employer-sponsored plans may. They may also require you to maintain a minimum account balance.

HOW TO SELL SHARES

You can sell Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution or employer-sponsored plan may do so. Contact your financial institution or plan administrator for more information.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares by 4:00 p.m. on the next business day, Galaxy won't accept your order. Galaxy will advise your financial institution or plan administrator if this happens.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to your financial institution or plan administrator on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy may close any account after 60 days' written notice if the value of the account drops below $250 as a result of selling shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund, except the Galaxy International Equity Fund and Galaxy Pan Asia Fund, pays any dividends from net investment income each quarter. The Galaxy International Equity Fund and Galaxy Pan Asia Fund pay any dividends from net investment income annually. Each Fund pays any net capital gains at least once a year. It is expected that the Funds' annual distributions will normally - but not always - consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you tell your financial institution or plan administrator in writing that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the up coming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

Any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S.
corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

It is expected that each of the Galaxy International Equity Fund and Galaxy Pan Asia Fund will be subject to foreign withholding taxes with respect to dividends and interest received from sources in foreign countries. Each of these Funds may make an election to treat a proportionate amount of these taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit this proportionate amount of taxes against U.S. federal income tax liability or (2) to take this amount as an itemized deduction.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities, or on securities of a particular state, its agencies or municipalities.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Trust Shares for the past five years (or the period since a particular Fund began operations). Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested.

The Growth Fund II began operations as a separate portfolio (the Predecessor Boston 1784 Fund) of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares and BKB Shares of the Growth Fund II. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston N.A. received Trust Shares of the Growth Fund II.

The Large Cap Value Fund and Large Cap Growth Fund began operations as separate portfolios (the Predecessor Pillar Funds) of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Pillar Funds offered and sold three classes of shares - Class A Shares, Class B Shares and Class I Shares. In connection with the reorganization, the holders of Class I Shares of the Predecessor Pillar Funds exchanged their respective shares for Trust Shares of the Large Cap Value Fund and Large Cap Growth Fund.

Except as described below with respect to the Growth Fund II, Large Cap Value Fund and Large Cap Growth Fund, the information in the financial highlight tables for the fiscal years or periods ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. The information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors.

With respect to the Growth Fund II, the information for the fiscal years ended May 31, 2000, 1999, 1998 and 1997 was audited by the Predecessor Boston 1784 Fund's former independent accountants, PricewaterhouseCoopers LLP, whose report dated July 17, 2000 is also incorporated by reference into the SAI.

With respect to the Large Cap Value Fund and Large Cap Growth Fund, the information for the fiscal years ended December 31, 2000, 1999, 1998, 1997 and 1996 was audited by the Predecessor Pillar Funds' former auditors, Arthur Andersen LLP, whose report dated February 15, 2001 is also incorporated by reference into the SAI.

The Annual Report and SAI are available free of charge upon request.

GALAXY ASSET ALLOCATION FUND

(For a share outstanding throughout each period)

                                                                      YEARS ENDED OCTOBER 31,
                                                  --------------------------------------------------------------
                                                     2001           2000        1999        1998         1997
                                                  ----------    ----------   ----------  ----------   ----------
                                                                            TRUST SHARES
                                                  --------------------------------------------------------------
Net asset value, beginning of period                $18.78         $17.73      $16.96      $16.47       $14.53
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                           0.37(2)        0.41(2)     0.40        0.42         0.43
   Net realized and unrealized gain
   (loss) on investments                             (3.08)          1.36        1.20        1.71         2.42
                                                  ----------    ----------   ----------  ----------   ----------
Total from investment operations                     (2.71)          1.77        1.60        2.13         2.85
LESS DISTRIBUTIONS:
   Dividends from net investment income              (0.39)         (0.41)      (0.40)      (0.43)       (0.40)
   Distributions from net realized capital gains     (0.74)         (0.31)      (0.43)      (1.21)       (0.51)
                                                  ----------    ----------   ----------  ----------   ----------
Total distributions                                  (1.13)         (0.72)      (0.83)      (1.64)       (0.91)
Net increase (decrease) in net asset value           (3.84)          1.05        0.77        0.49         1.94
Net asset value, end of period                      $14.94         $18.78      $17.73      $16.96       $16.47
                                                  ==========    ==========   ==========  ==========   ==========
Total return                                        (14.94)%        10.21%       9.63%      14.05%       20.42%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)            $230,562       $290,970    $269,851    $218,666     $171,741
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                               2.23%          2.21%       2.31%       2.63%        2.82%
   Operating expenses including
   reimbursement/waiver                               1.11%          1.09%       1.12%       1.13%        1.21%
   Operating expenses excluding
   reimbursement/waiver                               1.11%          1.09%       1.12%       1.13%        1.22%
Portfolio turnover rate                                 65%            59%        135%        108%          58%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.37(2), $0.41(2), $0.40, $0.42 and $0.43, respectively.

(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY EQUITY INCOME FUND

(For a share outstanding throughout each period)

                                                                      YEARS ENDED OCTOBER 31,
                                                  --------------------------------------------------------------
                                                     2001           2000        1999        1998         1997
                                                  ----------    ----------   ----------  ----------   ----------
                                                                            TRUST SHARES
                                                  --------------------------------------------------------------
Net asset value, beginning of period                $17.80         $19.52      $19.69      $18.84       $16.93
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)                           0.18           0.23(2)     0.28        0.34         0.38
   Net realized and unrealized gain
   (loss) on investments                             (2.44)          1.22        1.69        2.42         3.35
                                                  ----------    ----------   ----------  ----------   ----------
Total from investment operations                     (2.26)          1.45        1.97        2.76         3.73
LESS DISTRIBUTIONS:
   Dividends from net investment income              (0.18)         (0.22)      (0.29)      (0.33)       (0.38)
   Distributions from net realized capital gains     (2.41)         (2.95)      (1.85)      (1.58)       (1.44)
                                                  ----------    ----------   ----------  ----------   ----------
Total distributions                                  (2.59)         (3.17)      (2.14)      (1.91)       (1.82)
Net increase (decrease) in net asset value           (4.85)         (1.72)      (0.17)       0.85         1.91
Net asset value, end of period                      $12.95         $17.80      $19.52      $19.69       $18.84
                                                  ==========    ==========   ==========  ==========   ==========
Total return                                        (14.45)%         8.94%      10.60%      15.67%       23.80%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)            $133,967       $106,148    $120,179    $127,367     $119,505
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
   reimbursement/waiver                               1.37%          1.32%       1.39%       1.72%        2.14%
   Operating expenses including
   reimbursement/ waiver                              0.92%          0.91%       0.91%       0.92%        0.95%
   Operating expenses excluding
   reimbursement/ waiver                              0.92%          0.91%       0.91%       0.92%        0.97%
Portfolio turnover rate                                 62%            51%         38%         46%          37%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.18, $0.23(2), $0.28, $0.34 and $0.38, respectively.

(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY GROWTH AND INCOME FUND

(For a share outstanding throughout each period)

                                                                      YEARS ENDED OCTOBER 31,
                                                  --------------------------------------------------------------
                                                     2001           2000        1999        1998         1997
                                                  ----------    ----------   ----------  ----------   ----------
                                                                            TRUST SHARES
                                                  --------------------------------------------------------------
Net asset value, beginning of period                $16.43         $16.02       $14.90      $16.28       $13.80
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                    0.06           0.08         0.13(3)     0.15         0.22
   Net realized and unrealized
   gain (loss) on investments                        (2.39)          1.32         2.02        1.31         3.68
                                                  ----------    ----------   ----------  ----------   ----------
Total from investment operations                     (2.33)          1.40         2.15        1.46         3.90
LESS DISTRIBUTIONS:
   Dividends from net investment income              (0.05)         (0.08)       (0.12)      (0.16)       (0.23)
   Dividends in excess of net investment income          -(2)           -(2)         -           -            -
   Distributions from net realized capital gains     (1.28)         (0.91)       (0.91)      (2.68)       (1.19)
                                                  ----------    ----------   ----------  ----------   ----------
Total distributions                                  (1.33)         (0.99)       (1.03)      (2.84)       (1.42)
Net increase (decrease) in net asset value           (3.66)          0.41         1.12       (1.38)        2.48
Net asset value, end of period                      $12.77         $16.43       $16.02      $14.90       $16.28
                                                  ==========    ==========   ==========  ==========   ==========
Total return                                        (15.12)%         9.38%       14.85%      10.10%       30.43%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)            $460,302       $678,398     $309,106    $254,060     $246,654
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                               0.44%          0.44%        0.76%       1.00%        1.44%
   Operating expenses including
   reimbursement/waiver                               0.97%          1.00%        1.05%       1.03%        1.03%
   Operating expenses excluding
   reimbursement/waiver                               0.97%          1.00%        1.05%       1.03%        1.06%
Portfolio turnover rate                                 19%            42%          20%         38%          93%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.06, $0.08, $0.13(3), $0.15 and $0.21, respectively.

(2) Dividends in excess of net investment income per share were less than $0.005.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

GALAXY STRATEGIC EQUITY FUND

(For a share outstanding throughout each period)

                                                                           YEARS ENDED OCTOBER 31,   PERIOD ENDED
                                                                     -------------------------------  OCTOBER 31,
                                                                        2001        2000       1999     1998(1)
                                                                     ----------  ----------  ------- ------------
                                                                                      TRUST SHARES
                                                                     --------------------------------------------
Net asset value, beginning of period                                   $10.48       $9.90      $9.63     $10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                                       0.08(3)     0.08       0.09(3)    0.01
   Net realized and unrealized gain (loss) on investments               (0.12)       1.76       0.27      (0.37)
                                                                     ----------  ----------  ------- ------------
Total from investment operations                                        (0.04)       1.84       0.36      (0.36)
LESS DISTRIBUTIONS:
   Dividends from net investment income                                 (0.08)      (0.08)     (0.08)     (0.01)
   Distributions from net realized capital gains                        (0.33)      (1.18)     (0.01)         -
                                                                     ----------  ----------  ------- ------------
Total distributions                                                     (0.41)      (1.26)     (0.09)     (0.01)
Net increase (decrease) in net asset value                              (0.45)       0.58       0.27      (0.37)
Net asset value, end of period                                         $10.03      $10.48      $9.90      $9.63
                                                                     ==========  ==========  ======= ============
Total return                                                            (0.43)%     21.69%      3.64%     (3.62)%(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                               $102,909     $93,558    $71,063    $63,061
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                                                  0.74%       0.83%      0.80%      0.19%(5)
   Operating expenses including
   reimbursement/waiver                                                  0.75%       0.78%      0.80%      1.27%(5)
   Operating expenses excluding
   reimbursement/waiver                                                  0.96%       0.98%      1.00%      1.47%(5)
Portfolio turnover rate                                                    81%         81%        79%        30%(4)

(1) The Fund commenced operations on March 4, 1998.

(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and /or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $(0.08), $0.06, $0.06(3) and $0.00, respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(4) Not Annualized.

(5) Annualized.

GALAXY EQUITY VALUE FUND

(For a share outstanding throughout each period)

                                                                           YEARS ENDED OCTOBER 31,
                                                         -----------------------------------------------------------
                                                            2001        2000         1999        1998        1997
                                                         -----------  ----------  ----------  ----------  ----------
                                                                                  TRUST SHARES
                                                         -----------------------------------------------------------
Net asset value, beginning of period                        $17.17       $18.35      $16.51      $18.21      $15.96
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                            0.02         0.04        0.03        0.08        0.17
   Net realized and unrealized gain
   (loss) on investments                                     (1.65)        1.25        2.42        1.49        4.16
                                                         -----------  ----------  ----------  ----------  ----------
Total from investment operations                             (1.63)        1.29        2.45        1.57        4.33
LESS DISTRIBUTIONS:
   Dividends from net investment income                          -        (0.02)          -       (0.07)      (0.18)
   Dividends in excess of net investment income                  -            -(2)        -           -           -
   Dividends from net realized capital gains                 (2.89)       (2.45)      (0.61)      (3.20)      (1.90)
                                                         -----------  ----------  ----------  ----------  ----------
Total distributions                                          (2.89)       (2.47)      (0.61)      (3.27)      (2.08)
Net increase (decrease) in net asset value                   (4.52)       (1.18)       1.84       (1.70)       2.25
Net asset value, end of period                              $12.65       $17.17      $18.35      $16.51      $18.21
                                                         ===========  ==========  ==========  ==========  ==========
Total return                                                 (9.91)%       8.22%      15.04%      10.27%      29.87%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                    $152,002     $164,864    $281,064    $254,432    $241,532
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                                       0.22%        0.26%       0.19%       0.49%       0.98%
   Operating expenses including
   reimbursement/waiver                                       1.00%        1.00%       1.02%       1.03%       1.04%
   Operating expenses excluding
   reimbursement/waiver                                       1.00%        1.00%       1.03%       1.03%       1.04%
Portfolio turnover rate                                        127%          72%         75%         82%        111%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.02, $0.04, $0.03, $0.08 and $0.17, respectively.

(2) Dividends in excess of net investment income per share were less than $0.005.

GALAXY EQUITY GROWTH FUND

(For a share outstanding throughout each period)

                                                                      YEARS ENDED OCTOBER 31,
                                                  ---------------------------------------------------------------
                                                    2001          2000        1999        1998          1997
                                                  ---------   -----------  ------------  ---------  -------------
                                                                           TRUST SHARES
                                                  ---------------------------------------------------------------
Net asset value, beginning of period                $32.61        $29.15       $24.52      $25.17       $20.39
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                    0.02          0.01(2)      0.03        0.09         0.16
   Net realized and unrealized gain
   (loss) on investments                             (9.01)         5.18         6.50        3.20         6.06
                                                  ---------   -----------  ------------  ---------  -------------
Total from investment operations                     (8.99)         5.19         6.53        3.29         6.22
LESS DISTRIBUTIONS:
   Dividends from net investment income                  -         (0.01)           -       (0.09)       (0.16)
   Dividends in excess of net investment income          -             -            -       (0.01)           -
   Dividends from net realized capital gains         (3.63)        (1.72)       (1.90)      (3.84)       (1.28)
                                                  ---------   -----------  ------------  ---------  -------------
Total distributions                                  (3.63)        (1.73)       (1.90)      (3.94)       (1.44)
Net increase (decrease) in net asset value          (12.62)         3.46         4.63       (0.65)        4.78
Net asset value, end of period                      $19.99        $32.61       $29.15      $24.52       $25.17
                                                  =========   ===========  ============  =========  =============
Total return                                        (30.29)%       18.63%       28.07%      15.17%       32.16%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)            $845,887    $1,258,399   $1,041,378    $815,756     $745,537
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                               0.10%         0.04%        0.15%       0.40%        0.72%
   Operating expenses including
   reimbursement/waiver                               0.93%         0.91%        0.94%       0.96%        0.95%
   Operating expenses excluding
   reimbursement/waiver                               0.94%         0.91%        0.94%       0.96%        0.95%
Portfolio turnover rate                                 48%           54%          53%         60%          66%

(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.02, $0.01(2), $0.03, $0.09 and $0.16, respectively.

(2) The selected per share data was calculated using the weighted average shares outstanding method for the year.

GALAXY GROWTH FUND II

(For a share outstanding throughout each period)

                                                        PERIOD JUNE
                                            YEAR ENDED   1, 2000 TO               YEARS ENDED MAY 31,
                                            OCTOBER 31,  OCTOBER 31, ----------------------------------------------
                                               2001         2000(1)     2000         1999        1998       1997
                                            ----------- ------------ -----------  --------   ----------  ----------
                                                                          TRUST SHARES
                                            -----------------------------------------------------------------------
Net asset value, beginning of period          $14.71       $12.72      $12.06      $12.93      $12.20      $11.27
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)             (0.04)(3)    (0.02)(3)   (0.06)      (0.08)      (0.05)       0.02
   Net realized and unrealized gain
   (loss) on investments                       (4.24)        2.01        8.72       (0.41)       1.59        0.96
                                            ----------- ------------ -----------  --------   ----------  ----------
Total from investment operations               (4.28)        1.99        8.66       (0.49)       1.54        0.98
LESS DISTRIBUTIONS:
   Dividends from net investment income            -            -           -           -           -       (0.05)
   Dividends from net realized capital gains   (1.28)           -       (8.00)      (0.38)      (0.81)          -
   Dividends in excess of net
   realized capital gains                          -(4)         -           -           -           -           -
                                            ----------- ------------ -----------  --------   ----------  ----------
Total distributions                            (1.28)           -       (8.00)      (0.38)      (0.81)      (0.05)
Net increase (decrease) in net asset value     (5.56)        1.99        0.66       (0.87)       0.73        0.93
Net asset value, end of period                 $9.15       $14.71      $12.72      $12.06      $12.93      $12.20
                                            =========== ============ ===========  ========   ==========  ==========
Total return                                  (30.79)%      15.64%(5)   65.97%      (3.54)%     12.64%       8.77%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)       $61,350      $90,451    $185,556    $185,476    $257,550    $261,487
RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss)
   including reimbursement/waiver              (0.40)%      (0.30)%(6)  (0.33)%     (0.39)%     (0.35)%      0.17%
   Operating expenses
   including reimbursement/waiver               0.87%        0.88%(6)    0.88%       0.93%       0.91%       0.77%
   Operating expenses excluding
   reimbursement/waiver                         1.00%        0.99%(6)    1.13%       1.18%       1.16%       1.15%
Portfolio turnover rate                           51%          28%(5)      79%         61%         49%         57%

(1) The Fund commenced operations on March 28, 1996 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust Shares or BKB Shares of the Galaxy Growth Fund II. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. On June 26, 2001, BKB Shares converted into Retail A Shares.

(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.06)(3) and $(0.02)(3), respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4) Dividends in excess of net realized capital gains per share were less than $0.005.

(5) Not Annualized.

(6) Annualized.

GALAXY INTERNATIONAL EQUITY FUND
(For a share outstanding throughout each period)


                                                                      YEARS ENDED OCTOBER 31,
                                                    --------------------------------------------------------
                                                      2001        2000         1999       1998        1997
                                                    --------    --------    --------    --------    -------
                                                                         TRUST SHARES
-------------------------------------------         --------------------------------------------------------

Net asset value, beginning of period                  $19.74      $21.18      $17.00      $15.33      $14.01

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                      0.07        0.51(2)     0.10(2)     0.14        0.08

   Net realized and unrealized gain
   (loss) on investments                               (5.82)      (0.60)       4.80        1.98        2.12
-------------------------------------------         --------    --------    --------    --------    --------
Total from investment operations                       (5.75)      (0.09)       4.90        2.12        2.20

LESS DISTRIBUTIONS:
   Dividends from net investment income                (0.35)      (0.16)      (0.15)      (0.09)      (0.20)

   Dividends from net realized capital gains           (2.28)      (1.19)      (0.57)      (0.36)      (0.68)
-------------------------------------------         --------    --------    --------    --------    --------
Total distributions                                    (2.63)      (1.35)      (0.72)      (0.45)      (0.88)

Net increase (decrease) in net asset value             (8.38)      (1.44)       4.18        1.67        1.32

Net asset value, end of period                        $11.36      $19.74      $21.18      $17.00      $15.33
===========================================         ========    ========    ========    ========    ========
Total return                                          (33.00)%     (1.08)%     29.71%      14.32%      16.60%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)              $524,704    $912,555    $501,776    $345,692    $265,124

RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                                 0.55%       2.28%       0.54%       0.91%       0.57%

   Operating expenses including
   reimbursement/waiver                                 0.90%       0.87%       0.97%       0.96%       1.06%

   Operating expenses excluding
   reimbursement/waiver                                 1.16%       1.12%       1.22%       1.21%       1.32%

Portfolio turnover rate                                   60%         50%         45%         49%         45%

(1)Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.04, $0.45(2), $0.06(2), $0.10 and $0.04, respectively.
(2)The selected per share data was calculated using the weighted average shares outstanding method for the year.

GALAXY PAN ASIA FUND
(For a share outstanding throughout each period)


                                                                                       YEAR ENDED   PERIOD ENDED
                                                                                       OCTOBER 31,   OCTOBER 31,
                                                                                          2001        2000(1)
                                                                                       ----------   -----------
                                                                                             TRUST SHARES
-----------------------------------------------------------------------                ------------------------
Net asset value, beginning of period                                                        $9.45       $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)                                                           0.01         0.02(3)

   Net realized and unrealized (loss) on investments                                        (2.99)       (0.57)
-----------------------------------------------------------------------                ----------   -----------
Total from investment operations                                                            (2.98)       (0.55)

LESS DISTRIBUTIONS:
   Dividends from net realized capital gains                                                (0.10)          -

   Dividends in excess of net realized capital gains                                            -(4)        -
-----------------------------------------------------------------------                ----------   -----------
Total distributions                                                                         (0.10)          -

Net (decrease) in net asset value                                                           (3.08)       (0.55)

Net asset value, end of period                                                              $6.37        $9.45
=======================================================================                ==========   ===========
Total return                                                                               (31.77)%      (5.60)%(5)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                                                     $2,941       $4,246

RATIOS TO AVERAGE NET ASSETS:
   Net Investment income (loss) including reimbursement/waiver                               0.13%        1.64%(6)

   Operating expenses including reimbursement/waiver                                         1.55%        1.55%(6)

   Operating expenses excluding reimbursement/waiver                                         7.38%        5.97%(6)

Portfolio turnover rate                                                                       155%          32%(5)

(1)The Fund began offering Trust Shares on September 1, 2000.
(2)Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the year ended October 31, 2001 and the period ended October 31, 2000 were $(0.45) and $(0.04)(3), respectively.
(3)The selected per share data was calculated using the weighted average shares outstanding method for the period.
(4)Dividends in excess of net realized capital gains per share were less than $0.005.
(5)Not Annualized.
(6)Annualized.

GALAXY SMALL CAP VALUE FUND
(For a share outstanding throughout each period)


                                                                              YEARS ENDED OCTOBER 31,
                                                          ----------------------------------------------------------
                                                             2001       2000        1999          1998        1997
                                                          ---------   --------     --------     --------     -------
                                                                                   TRUST SHARES
----------------------------------------------------       ---------------------------------------------------------
Net asset value, beginning of period                        $14.38      $13.07       $13.61       $18.37      $14.76

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                            0.07(2)     0.08(2)      0.05         0.11        0.01(2)

   Net realized and unrealized gain (loss)
   on investments                                             1.60        2.65         0.74        (2.06)       5.74
----------------------------------------------------     ---------   --------     --------     --------    --------
Total from investment operations                              1.67        2.73         0.79        (1.95)       5.75

LESS DISTRIBUTIONS:
   Dividends from net investment income                      (0.07)      (0.06)       (0.06)       (0.13)         -

   Dividends from net realized capital gains                 (1.87)      (1.36)       (1.27)       (2.68)      (2.14)
----------------------------------------------------      --------    --------     --------     --------    --------
Total distributions                                          (1.94)      (1.42)       (1.33)       (2.81)      (2.14)

Net increase (decrease) in net asset value                   (0.27)       1.31        (0.54)       (4.76)       3.61

Net asset value, end of period                              $14.11      $14.38       $13.07       $13.61      $18.37
=================================================         ========    ========     ========      =======    ========

Total return                                                 13.20%      22.62%        6.02%      (12.07)%     44.08%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                    $425,687    $332,703     $255,268     $202,385    $189,257

RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss) including
   reimbursement/waiver                                       0.48%       0.58%        0.47%        0.73%       0.09%

   Operating expenses including
   reimbursement/waiver                                       0.92%       0.94%        0.97%        0.96%       0.96%

   Operating expenses excluding
   reimbursement/waiver                                       0.92%       0.94%        0.97%        0.96%       0.96%

Portfolio turnover rate                                         46%         43%          42%          33%         52%

(1)Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.11)(2), $0.08(2), $0.05, $0.11 and $0.05(2), respectively.
(2)The selected per share data was calculated using the weighted average shares outstanding method for the periods indicated.

GALAXY SMALL COMPANY EQUITY FUND
(For a share outstanding throughout each period)


                                                                         YEARS ENDED OCTOBER 31,
                                                           ----------------------------------------------------------
                                                               2001      2000       1999       1998       1997
                                                           ---------   --------   --------   --------   -------

                                                                              TRUST SHARES
----------------------------------------------------       ---------------------------------------------------------
Net asset value, beginning of period                           $22.48     $16.13    $13.96     $21.32    $20.20

INCOME FROM INVESTMENT OPERATIONS:
   Net investment (loss)(1)                                     (0.10)     (0.12)    (0.16)     (0.14)    (0.11)

   Net realized and unrealized gain
   (loss) on investments                                        (3.35)      6.47      2.33      (4.96)     3.61
----------------------------------------------------        ---------   --------  --------   --------  --------
Total from investment operations                                (3.45)      6.35      2.17      (5.10)     3.50

LESS DISTRIBUTIONS:
   Dividends from net realized capital gains                    (3.40)         -         -      (2.26)    (2.38)

   Dividends in excess of net realized capital gains              -(2)         -         -          -         -
----------------------------------------------------        ---------   --------  --------   --------  --------
Total distributions                                             (3.40)         -         -      (2.26)    (2.38)

Net increase (decrease) in net asset value                      (6.85)      6.35      2.17      (7.36)     1.12

Net asset value, end of period                                 $15.63     $22.48    $16.13     $13.96    $21.32
=================================================            ========   ========  ========    =======  ========
Total return                                                   (16.63)%    39.43%    15.54%    (26.00)%   19.59%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)                       $318,414   $422,579  $233,326   $222,675  $310,751

RATIOS TO AVERAGE NET ASSETS:
   Net investment loss including
   reimbursement/waiver                                         (0.52)%    (0.58)%   (1.00)%    (0.76)%   (0.65)%

   Operating expenses including
   reimbursement/waiver                                          1.03%      1.03%     1.12%      1.09%     1.09%

   Operating expenses excluding
   reimbursement/waiver                                          1.03%      1.03%     1.12%      1.09%     1.12%

Portfolio turnover rate                                            75%        91%      105%        78%       69%

(1)Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $(0.10), $(0.12), $(0.16), $(0.14) and $(0.11), respectively.
(2)Dividends in excess of net realized capital gains per share were less than $0.005.

GALAXY LARGE CAP VALUE FUND
(For a share outstanding throughout each period)


                                         TEN-MONTH
                                        PERIOD ENDED                 YEARS ENDED DECEMBER 31,
                                        OCTOBER 31,      ---------------------------------------------------------
                                           2001(1)          2000       1999        1998        1997        1996
                                        ------------     ---------   ---------   ---------   ---------   ---------
                                                                           TRUST SHARES
--------------------------------------  ------------ -------------------------------------------------------------
Net asset value, beginning of period        $16.34        $17.89      $15.91      $12.89      $13.35     $12.81

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(2)            0.05          0.07        0.08        0.14        0.18       0.22

   Net realized and unrealized
   gain (loss) on investments                (3.67)        (0.59)       2.16        3.37        3.20       2.54
--------------------------------------   ------------     ---------   ---------   ---------   ---------   ---------
Total from investment operations             (3.62)        (0.52)       2.24        3.51        3.38       2.76

LESS DISTRIBUTIONS:
   Dividends from net investment
   income                                    (0.04)        (0.06)      (0.07)      (0.12)      (0.18)     (0.22)

   Dividends from net realized
   capital gains                                 -         (0.97)      (0.19)      (0.37)      (3.66)     (2.00)
--------------------------------------   ------------     ---------   ---------   ---------   ---------   ---------
Total distributions                          (0.04)        (1.03)      (0.26)      (0.49)      (3.84)     (2.22)

Net increase (decrease) in
net asset value                              (3.66)        (1.55)       1.98        3.02       (0.46)      0.54

Net asset value, end of period              $12.68        $16.34      $17.89      $15.91      $12.89     $13.35
======================================   ============     =========   =========   =========   =========   =========
Total return                                (22.18)%(3)    (2.94)%     14.12%      27.58%      25.71%     21.69%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)    $164,296      $240,277    $273,839    $242,669    $242,881   $116,715

RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss)
   including reimbursement/waiver             0.47%(4)      0.41%       0.46%       0.83%       1.26%      1.67%

   Operating expenses including
   reimbursement/waiver                       0.97%(4)      1.00%       0.94%       0.80%       0.80%      0.80%

   Operating expenses excluding
   reimbursement/waiver                       1.05%(4)      1.08%       1.06%       1.07%       1.06%      1.08%

Portfolio turnover rate                         15%(3)        22%         19%         20%         80%        85%

(1)The Fund commenced operations on April 1, 1992 as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold three series of shares, Class A Shares, Class B Shares and Class I Shares, that were similar to the Fund's Retail A Shares, Retail B Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class I Shares for Trust Shares of the Galaxy Large Cap Value Fund.
(2)Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the period ended October 31, 2001 was $0.04.
(3)Not Annualized.
(4)Annualized.

GALAXY LARGE CAP GROWTH FUND
(For a share outstanding throughout each period)


                                                   TEN-MONTH
                                                  PERIOD ENDED              YEARS ENDED DECEMBER 31,
                                                   OCTOBER 31, ------------------------------------------------
                                                     2001(1)     2000          1999        1998        1997(2)
                                                 ----------   ----------    ----------   ----------   ----------
                                                                           TRUST SHARES
------------------------------------------  --------------------------------------------------------------------
Net asset value, beginning of period                $11.30        $14.34        $11.61        $9.24      $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(3)                   (0.01)(4)      -            (0.04)        -           0.01

   Net realized and unrealized
   gain (loss) on investments                        (3.63)        (1.63)         5.37         2.83        1.22
                                                 ----------   ----------    ----------   ----------   ----------
Total from investment operations                     (3.64)        (1.63)         5.33         2.83        1.23

LESS DISTRIBUTIONS:
   Dividends from net investment income               -             -             -            -          (0.01)

   Dividends from net realized capital gains          -            (1.41)        (2.60)       (0.46)      (1.98)
------------------------------------------       ----------   ----------    ----------   ----------   ----------
Total distributions                                   -            (1.41)        (2.60)       (0.46)      (1.99)

Net increase (decrease) in net asset value           (3.64)        (3.04)         2.73         2.37       (0.76)

Net asset value, end of period                       $7.66        $11.30        $14.34       $11.61       $9.24
===========================================      ==========   ==========    ==========   ==========   ==========
Total return                                        (32.21)%(5)   (11.86)%       49.62%       31.81%      14.17%(6)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000s)          $160,512      $259,434      $289,471     $199,975    $177,801

RATIOS TO AVERAGE NET ASSETS:
   Net investment income (loss)
   including reimbursement/waiver                    (0.14)%(6)    (0.31)%       (0.31)%      (0.15)%      0.07%(6)

   Operating expenses including
   reimbursement/waiver                               0.98%(6)      1.00%         0.94%        0.80%       0.80%(6)

   Operating expenses excluding
   reimbursement/waiver                               1.06%(6)      1.07%         1.06%        1.06%       1.07%(6)

Portfolio turnover rate                                 39%(5)        80%           65%          88%        115%(5)


(1)The Fund commenced operations on February 3, 1997 as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold three series of shares, Class A Shares, Class B Shares and Class I Shares, that were similar to the Fund's Retail A Shares, Retail B Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class I Shares for Trust Shares of the Galaxy Large Cap Growth Fund.
(2)The Predecessor Pillar Fund began offering Class I Shares on February 3,
1997.
(3)Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or Administrators for Trust Shares for the period ended October 31, 2001 was $(0.02)(4).
(4)The selected per share data was calculated using the weighted average shares outstanding method for the period.
(5)Not Annualized.
(6)Annualized.

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WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-289-4252 or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.


Galaxy's Investment Company Act File No.
is 811-4636.

PROTREQ 15038 (2/28/02) PKG50